                                                                   EXHIBIT 10.16


                              HEADS OF AGREEMENT
                              ------------------

THIS AGREEMENT MADE AS OF THE 1st DAY OF MARCH, 1998 (the "Effective Date").

BETWEEN:

           DATAWAVE SYSTEMS INC., a corporation incorporated under the laws of
           ---------------------
           British Columbia having a place of business at 101 West 5th Avenue, Vancouver, British Columbia, V5Y 1H9;

           ("DTV")

AND:

           PHONE LINE INTERNATIONAL (PLI) INC., a corporation incorporated under
           -----------------------------------
           the laws of Canada having a place of business at 101 West 5th Avenue, Vancouver, British Columbia, V5Y 1H9;

           ("PLI")

           (DTV and PLI being referred to collectively as the "Datawave Group")

AND:

           DCI TELECOMMUNICATIONS, INC., a company incorporated under the laws
           ----------------------------
           of Colorado having a place of business at 611 Access Road, Stratford, Connecticut, USA, 06497;

           ("DCI")

AND:

           CARDCALLER CANADA INC., a company incorporated under the laws of
           ----------------------
           Ontario having a place of business at Suite 302, 5075 Yonge Street, Toronto, Ontario, M2N 6C6;

           ("CCC")

           (DCI and CCC being referred to collectively as the "Cardcaller
           Group")

WHEREAS:

A. PLI is a wholly-owned subsidiary of DTV, a public company listed on the VSE, through which DTV carries out business in Canada;

B. CCC is a wholly-owned subsidiary of Cardcall International Holdings, Inc., it in turn being a wholly-owned subsidiary of DCI, a public company listed on the OTC Bulletin Board, through which DCI carries out business in Canada;

C. By a letter of intent (the "Letter of Intent") dated December 31, 1997, DCI and DTV agreed to sell the assets of CCC and PLI to a new corporate entity for the purpose of carrying on their respective businesses in Canada in the future;

D. DCI and DTV would like, to the extent reasonably possible, have this new entity conducting their respective Canadian businesses from March 1, 1998 or as close thereto as possible;

E. The parties would like to replace the Letter of Intent with a more formal agreement and are entering into this agreement for that purpose;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows:

1.        REPRESENTATIONS AND WARRANTIES
--        ------------------------------

1.1 In order to induce the Cardcaller Group to enter into this Agreement and complete its transactions contemplated hereunder, the members of the Datawave Group jointly and severally represent and warrant to the Cardcaller Group that:

     (a)  PLI was and remains duly incorporated under the laws of Canada and
          PLI:

          (i)       is a private company; and

          (ii) is in good standing with respect to the filing of annual returns with the Director of Corporations;

     (b)  PLI is a wholly-owned subsidiary of DTV;

     (c) PLI is the registered and beneficial owner of all of the properties and assets (collectively the "PLI Assets") listed on Schedule "A" to this Agreement, and such PLI Assets represent all of the property and assets used by PLI and which are necessary or useful in the conduct of its business;

     (d) PLI has the corporate power to own the PLI Assets owned by it and carry on the business carried on by it;

     (e) PLI has good and marketable title to the PLI Assets free and clear of all liens, charges and encumbrances of any kind whatsoever save and except those specified as "Permitted PLI Encumbrances" on Schedule "A" to this Agreement;

     (f) all machinery and equipment of any kind whatsoever comprised in the PLI Assets are in reasonable operating condition and in a state of reasonable maintenance and repair taking into account their age and use;

     (g) the unaudited financial statements of PLI for its fiscal years ended October 31, 1996 and 1997 and the unaudited financial statements of PLI for the two month period ended December 31, 1997 (collectively the "PLI Financial Statements"), a copy of which appear as Schedule "B" to this Agreement, are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of

          PLI for the periods then ended and the PLI Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

     (h) there are no material liabilities of PLI, whether direct, indirect, absolute, contingent or otherwise which are not disclosed or reflected in the PLI Financial Statements except those incurred in the ordinary course of business of PLI;

     (i) since December 31, 1997 there has not been any material adverse change of any kind whatsoever in the financial position or condition of PLI or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or PLI Assets or the right or capacity of PLI to carry on its business and the business of PLI has been carried on in the ordinary course;

     (j) the contracts and agreements included on Schedule "A" to this Agreement (collectively the "Material PLI Contracts") constitute all of the material contracts and agreements of PLI;

     (k) except as is noted on Schedule "A", the Material PLI Contracts are in good standing in all respects and not in default in any respect;

     (l) all tax returns and reports of PLI required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of PLI have been paid or accrued in the PLI Financial Statements;

     (m) PLI has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of all collections, deductions, remittances or payments of any kind whatsover in those jurisdictions in which PLI carries on business;

     (n) to the best of their knowledge, there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting PLI at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefor;

     (o) to the best of their knowledge, PLI is not in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever;

     (p) PLI has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

     (q) to the best of their knowledge, the execution and delivery of this Agreement, the performance of PLI's obligations under this Agreement and the completion of PLI's transactions contemplated under this Agreement will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of PLI or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which PLI is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which it is bound; or

          (ii) result in the violation of any law or regulation of any kind whatsoever by PLI.

1.2 In order to induce the Cardcaller Group to enter into this Agreement and complete its transactions contemplated hereunder, the members of the Datawave Group jointly and severally represent and warrant to the Cardcaller Group that:

    (a) DTV was and remains duly incorporated under the laws of British Columbia and:

          (i)       DTV is a public company;

          (ii) DTV is in good standing with respect to the filing of annual reports with the B.C. Registrar of Companies; and

          (iii) DTV's common shares are listed and posted for trading on the Vancouver Stock Exchange;

    (b) DTV has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

    (c) to the best of their knowledge, the execution and delivery of this Agreement, the performance of DTV's obligations under this Agreement and the completion of DTV's transactions contemplated under this Agreement will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the Memorandum or Articles of DTV or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which DTV is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which DTV is bound; or

          (ii) result in the violation of any law or regulation of any kind whatsoever by DTV.

1.3 The representations and warranties of the Datawave Group contained in this Agreement shall be materially true at the Time of Closing as though they were made at the Time of Closing and they shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for a period of one year for the benefit of the Cardcaller Group.

1.4 In order to induce the Datawave Group to enter into this Agreement and complete its transactions contemplated hereunder, the members of the Cardcaller Group jointly and severally represent and warrant to the Datawave Group that:

    (a)  CCC was and remains duly incorporated under the laws of Ontario and
         CCC:

         (i)       is a private company; and

          (ii) is in good standing with respect to the filing of annual returns with the Ontario Director of Corporations;

    (b) CCC is a wholly-owned subsidiary of Cardcall International Holdings, Inc., it in turn being a wholly-owned subsidiary of DCI;

    (c) CCC is the registered and beneficial owner of all of the properties and assets (collectively the "CCC Assets") listed on Schedule "C" to this Agreement, and such CCC Assets represent all of the property and assets used by CCC and which are necessary or useful in the conduct of its business;

    (d) CCC has the corporate power to own the CCC Assets owned by it and carry on the business carried on by it;

    (e) CCC has good and marketable title to the CCC Assets free and clear of all liens, charges and encumbrances of any kind whatsoever save and except those specified as "Permitted CCC Encumbrances" on Schedule "C" to this Agreement;

    (f) all machinery and equipment of any kind whatsoever comprised in the CCC Assets are in reasonable operating condition and in a state of reasonable maintenance and repair taking into account their age and use;

    (g) the unaudited financial statements of CCC for its fiscal years ended December 31, 1996 and 1997 (collectively the "CCC Financial Statements"), a copy of which appear as Schedule "D" to this Agreement, are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of CCC for the periods then ended and the CCC Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

    (h) there are no material liabilities of CCC whether direct, indirect, absolute, contingent or otherwise which are not disclosed or reflected in the CCC Financial Statements except those incurred in the ordinary course of business of CCC;

    (i) since December 31, 1997 there has not been any material adverse change of any kind whatsoever in the financial position or condition of CCC or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or CCC Assets or the right or capacity of CCC to carry on its business and the business of CCC has been carried on in the ordinary course;

    (j) the contracts and agreements included on Schedule "C" to this Agreement (collectively the "Material CCC Contracts") constitute all of the material contracts and agreements of CCC;

    (k) except as is noted on Schedule "C", the Material CCC Contracts are in good standing in all respects and not in default in any respect;

    (l) all tax returns and reports of CCC required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of CCC have been paid or accrued in the CCC Financial Statements;

    (m) CCC has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of all collections, deductions, remittances or payments of any kind whatsover in those jurisdictions in which CCC carries on business;

    (n) to the best of their knowledge, there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting CCC at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefor;

    (o) to the best of their knowledge, CCC is not in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever;

    (p) CCC has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

    (q) to the best of their knowledge, the execution and delivery of this Agreement, the performance of CCC's obligations under this Agreement and the completion of CCC's transactions contemplated under this Agreement will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of CCC or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which CCC is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which it is bound; or

          (ii) result in the violation of any law or regulation of any kind whatsoever by CCC.

1.5 In order to induce the Datawave Group to enter into this Agreement and complete its transactions contemplated hereunder, the members of the Cardcaller Group jointly and severally represent and warrant to the Datawave Group that:

     (a)  DCI was and remains duly incorporated under the laws of Colorado and:

          (i)       DCI is a public company;

          (ii) DCI is in good standing with respect to the filing of annual reports with the State of Colorado; and

          (iii) DCI's common shares are listed and posted for trading on the OTC Bulletin Board;

     (b) DCI has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

     (c) to the best of their knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of DCI or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which DCI is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which DCI is bound; or

          (ii) result in the violation of any law or regulation of any kind whatsoever by DCI.

1.6 The representations and warranties of the Cardcaller Group contained in this Agreement shall be materially true at the Time of Closing as though they were made at the Time of Closing and they shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for a period of one year for the benefit of the Datawave Group.

2.        THE JOINT VENTURE
--        -----------------

2.1 In order to complete this transaction, DTV and DCI shall cause a CBCA company ("JVCo") to be incorporated prior to the Closing Date. JVCo shall be given such name as DTV and DCI agree upon. JVCo shall, effective as of March 1, 1998, be constituted as follows:

    (a) JVCo shall have an authorized share capital consisting of an unlimited number of common shares without par value of which 60,000 common shares (the "DCI JVCo Shares") will be issued to DCI, or its nominee, as fully paid and non-assessable shares, and of which 40,000 common shares (the "DTV JVCo Shares") will be issued to DTV, or its nominee, as fully paid and non-assessable shares;

    (b) JVCo shall have a board of six directors (the "JVCo Board"), three of whom shall be nominees of DCI (at least one of whom shall be a Canadian resident) and three of whom shall be nominees of DTV (at least one of whom shall be a Canadian resident);

    (c) JVCo will have a Chairman, to be chosen by the JVCo Board from its members, and the Chairman shall be approved by all of the members of the JVCo Board, and the Chairman will have a casting or deciding vote in the event of a deadlock in the JVCo Board;

    (d) Clive Barwin will be appointed as the Chief Executive Officer, Charles Zwebner as the Chief Operating Officer and President of JVCo, and JVCo will have such other officers as the JVCo Board may appoint; and

    (e) the registered and records office of JVCo shall be care of the solicitors for DTV and JVCo shall be extra-provincially registered in British Columbia and Ontario and such other Canadian provinces as the parties may agree upon.

In addition to the foregoing, DTV (and its nominee JVCo shareholder, if any), DCI (and its nominee JVCo shareholder, if any) and JVCo shall enter into a unanimous shareholders agreement (the "USA") in substantially the form attached as Schedule "E" to this Agreement. The USA shall have been entered into by DCI, DTV and JVCo on or before 12:00 noon E.S.T. on Tuesday, February 10, 1998. All of the other foregoing items will have been completed on or before the Closing Date.

2.2 As its initial contribution to the capital of JVCo, the Cardcaller Group shall provide to JVCo, on the Closing Date, a total of $400,000 (the "Cardcaller Group Funds"), of which:

     (a) $60,000 will be in payment of the DCI JVCo Shares which will be issued at a price of $1.00 per DCI JVCo Share; and

     (b)  $340,000 will represent a loan to JVCo (the "DCI Loan").

2.3 CCC will sell to JVCo, and JVCo will purchase from CCC, the Cardcaller Assets free and clear of all liens, charges and encumbrances of any kind whatsoever other than as expressly permitted on Schedule "C". The purchase price for the Cardcaller Assets (the "CCC Asset Purchase Price") will be $340,000, attributed to each of the Cardcaller Assets as set forth on Schedule "C". The purchase and sale of the Cardcaller Assets will complete on the Closing Date immediately following the delivery of the Cardcaller Group Funds to JVCo.

2.4 In addition to the foregoing, CCC will sell to JVCo, and JVCo will purchase from CCC, the specified Cardcaller goodwill (the "Cardcaller Goodwill") described on Schedule "C", free and clear of all liens, charges and encumbrances of any kind whatsoever other than as expressly permitted on Schedule "C". The purchase price for the Cardcaller Goodwill will be $1,000,000 and will be credited as a loan (the "DCI Goodwill Loan") made by DCI to JVCo repayable by JVCo to DCI as provided for in the USA.

2.5 As its initial contribution to the capital of JVCo, on the Closing Date, a total of $640,000 (the "Datawave Group Funds"), of which:

     (a) $40,000 will be in payment of the DTV JVCo Shares which will be issued at a price of $1.00 per DCI JVCo Share; and

     (b)  $600,000 will represent a loan to JVCo (the "DTV Loan").

2.6 PLI will sell to JVCo, and JVCo will purchase from PLI, the PLI Assets free and clear of all liens, charges and encumbrances of any kind whatsoever other than as expressly permitted on Schedule "A". The purchase price for the PLI Assets (the "PLI Asset Purchase Price") will be $600,000 attributed to each of the PLI Assets as set forth on Schedule "A". The purchase and sale of the PLI Assets will complete on the Closing Date immediately following the delivery of the Datawave Group Funds to JVCo.

2.7 In addition to the foregoing, PLI will sell to JVCo, and JVCo will purchase from PLI, the specified PLI goodwill (the "PLI Goodwill") described on Schedule "A", free and clear of all liens, charges and encumbrances of any kind whatsoever other than as expressly permitted on Schedule "A". The purchase price for the PLI Goodwill will be $1,000,000 and will be credited as a loan (the "DTV Goodwill Loan") made by DTV to JVCo repayable by JVCo to DTV as provided for in the USA.

2.8 CCC will provide to JVCo, on a sub-tenancy arrangement satisfactory to the JVCo Board, the use of its existing premises in Toronto, Ontario for the purposes of the sales, marketing, customer service and switching system operations of JVCo. DTV will provide to JVCo, on a sub-tenancy arrangement satisfactory to the JVCo Board, the use of its existing premises in Vancouver,

British Columbia for the purposes of the head office, administration, billing and card production operations of JVCo.

2.9 The DTV Loan and the DCI Loan shall rank parri passu and shall have the same terms and conditions attached to each of them. The parties acknowledge and agree that it is their intention to secure such loans and to determine the terms and conditions, including interest and repayment terms, forthwith following the Closing Date. In the event the parties do not determine any additional terms and conditions, the DTV Loan and the DCI Loan shall be unsecured loans, shall not bear interest, and shall not be callable by the lender without the consent of JVCo.

3.        OPTION
--        ------

3.1 For a period of two years from the Closing Date, DTV (either directly or through a nominee) shall have the right to purchase (the "DTV Option") from DCI, or its nominee shareholder, 9,000 of the DCI JVCo Shares at a price of $27.77 per DCI JVCo Share for consideration totalling $249,930 (the "Option Price").

3.2 In the event that the DTV Option is exercised, DCI shall deliver to DTV, or its nominee, a share certificate representing the 9,000 DCI JVCo Shares, duly endorsed for transfer, against payment of the Option Price. The 9,000 DCI JVCo Shares will be free and clear of all liens, charges or encumbrances of any kind whatsoever.

3.3 In the event of any subdivision, consolidation or other change in the share capital of JVCo while any portion of the DTV Option is outstanding, the number of shares under option and the exercise price thereof shall be adjusted in accordance with such subdivision, consolidation or other change in the share capital of JVCo. In the event that JVCo undertakes an amalgamation, merger, reorganization or other arrangement while any portion of the DTV Option is outstanding, the number of shares under option and the exercise price thereof shall be adjusted in accordance with such amalgamation, merger, reorganization or other arrangement.

4.        COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS
--        ------------------------------------------

4.1 The Cardcaller Group covenants and agrees with the Datawave Group that:

     (a) from and including the Effective Date through to and including the Closing Date, the Datawave Group, through its directors, officers, employees and authorized agents and representatives (collectively the "DTV Representatives") shall be entitled, at its own cost, full access to CCC's books, records and property including, without limitation, all of CCC's Assets so as to permit the Datawave Group to make such investigation (the "DTV Investigation") of CCC as the Datawave Group deems necessary;

     (b) on or before the 13th day of February, 1998, provide to the Datawave Group all such further documents, instruments and materials and do all such acts and things as may be required in respect of CCC by the Datawave Group to obtain Regulatory Approval for this Agreement;

     (c) from and including the Effective Date through to and including the Time of Closing do all such acts and things necessary to ensure that all of the representations and warranties of the Cardcaller Group contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement remain true and correct; and

     (d) from and including the Effective Date through to and including the Time of Closing, preserve and protect the goodwill, CCC Assets, business and undertaking of CCC and, without limiting the generality of the foregoing, carry on the business of CCC in a reasonable and prudent manner.

4.2 The Cardcaller Group acknowledges to and agrees with the Datawave Group that the DTV Investigation shall in no way limit or otherwise adversely affect the rights of the Datawave Group as provided for hereunder in respect of the representations and warranties of the Cardcaller Group contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement.

4.3 The Datawave Group covenants and agrees with the Cardcaller Group that:

     (a) from and including the Effective Date through to and including the Closing Date, the Cardcaller Group, through its directors, officers, employees and authorized agents and representatives (collectively the "DCI Representatives") shall be entitled, at its own cost, full access to PLI's books, records and property including, without limitation, all of PLI's Assets so as to permit the Cardcaller Group to make such investigation (the "DCI Investigation") of PLI as the Cardcaller Group deems necessary;

     (b) submit application for and use its best efforts to obtain Regulatory Approval for this Agreement within the time period required under this Agreement;

     (c) from and including the Effective Date through to and including the Time of Closing do all such acts and things necessary to ensure that all of the representations and warranties of Datawave Group contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement remain true and correct; and

     (d) from and including the Effective Date through to and including the Time of Closing, preserve and protect the goodwill, PLI Assets, business and undertaking of PLI and, without limiting the generality of the foregoing, carry on the business of PLI in a reasonable and prudent manner.

4.4 The Datawave Group acknowledges to and agrees with the Cardcaller Group that the DCI Investigation shall in no way limit or otherwise adversely affect the rights of the Cardcaller Group as provided for hereunder in respect of the representations and warranties of the Datawave Group contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement.

5.        CONDITIONS PRECEDENT
--        --------------------

5.1 The Datawave Group's obligation to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement is subject to the fulfillment to its satisfaction of each of the following conditions that:

     (a) on or before the Time of Closing, the Datawave Group shall have been able to complete the DTV Investigation to its reasonable satisfaction;

     (b) on or before the Time of Closing, JVCo shall have entered into a written employment agreement with Charles Zwebner (the "Employment Agreement"), the form of which shall be approved by both DTV and CCC;

     (c) on or before the Time of Closing, each member of the Cardcaller Group shall have entered into a written non-competition agreement with JVCo and with DTV (the "DCI Non-Competition Agreement"), the form of which appears as Schedule "F" to this Agreement;

     (d) at the Time of Closing, JVCo shall have been constituted as provided for in paragraph 2.1 and the USA shall have been executed within the time required under paragraph 2.1;

     (e) as of the Time of Closing, the Cardcaller Group shall have complied with all of its covenants and agreements contained in this Agreement; and

     (f) as of the Time of Closing, the representations and warranties of the Cardcaller Group referred to in paragraphs 1.4 and 1.5 of this Agreement, contained elsewhere in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by the Cardcaller Group as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Datawave Group and may be waived by the Datawave Group in whole or in part on or before the Time of Closing.

5.2 The Cardcaller Group's obligation to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement is subject to the fulfillment to its satisfaction of each of the following conditions that:

     (a) on or before the Time of Closing, the Cardcaller Group shall have been able to complete the DCI Investigation to its reasonable satisfaction;

     (b) on or before the Time of Closing, JVCo shall have entered into the Employment Agreement;

     (c) on or before the Time of Closing, each member of the Datawave Group shall have entered into a written non-competition agreement with JVCo and with DCI (the "DTV Non-Competition Agreement"), the form of which appears as Schedule "F" to this Agreement;

     (d) at the Time of Closing, JVCo shall have been constituted as provided for in paragraph 2.1 and the USA shall have been executed within the time required under paragraph 2.1;

     (e) as of the Time of Closing, the Datawave Group shall have complied with all of its covenants and agreements contained in this Agreement; and

     (f) at the Time of Closing, the representations and warranties of the Datawave Group referred to in paragraphs 1.1 and 1.2 of this Agreement, contained elsewhere in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by the Datawave Group as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Cardcaller Group and may be waived by it in whole or in part on or before the Time of Closing.

5.3 The parties acknowledge and agree each with the other that this transaction is subject to the approval ("Regulatory Approval") of the Vancouver Stock Exchange ("VSE"). In the event that Regulatory Approval is not obtained on or before the 31st day of March, 1998, this Agreement and the Letter of Intent shall terminate and be of no further force and effect.

6.        CLOSING
--        -------

6.1 The completion of the transactions contemplated under this Agreement shall be closed at the offices of Messrs. Campney & Murphy, P.O. Box 48800, 2100-1111 West Georgia Street, Vancouver, British Columbia at 9:00 o'clock a.m. local time in Vancouver, B.C. (the "Time of Closing") on the fifth business day following the date Regulatory Approval is obtained.

6.2 At the Time of Closing (or in the case of the USA, on or before 12:00 noon E.S.T. on February 10, 1998), the Cardcaller Group shall deliver to:

     (a) the Datawave Group, a certified true copy of the resolutions of the directors of DCI, CCC and of the sole shareholder of CCC approving this Agreement and all of the transactions of DTV and CCC, as applicable, contemplated hereunder and the resolutions shall include specific reference to the payment of the Cardcaller Group Funds to JVCo and to the sale and transfer of the CCC Assets and Cardcaller Goodwill from CCC to JVCo as provided for in this Agreement;

     (b) the Datawave Group and to JVCo, each an originally signed copy of the USA, against delivery to the Cardcaller Group of an originally signed copy by JVCo;

     (c) JVCo, the Cardcaller Group Funds, with evidence of same to the Datawave Group;

     (d) JVCo, the Employment Agreement, with a copy of same to the Datawave Group, against delivery to the Cardcaller Group of an originally signed copy by JVCo;

     (e) the Datawave Group and to JVCo, each an originally signed copy of the DCI Non-Competition Agreement, against delivery to the Cardcaller Group of an originally signed copy by JVCo and by the Datawave Group;

     (f) JVCo, with evidence of same to the Datawave Group, such materials as may be necessary to confirm the transfer of the CCC Assets and CCC Goodwill to JVCo including, without limitation, any third party consents, against payment by JVCo to the Cardcaller Group of the CCC Asset Purchase Price; and

     (g) any other materials that are, in the opinion of the Datawave Group reasonably required to complete the transactions contemplated under this Agreement.

6.3 At the Time of Closing (or in the case of the USA, on or before 12:00 noon E.S.T. on February 10, 1998), the Datawave Group shall deliver to:

     (a) the Cardcaller Group, a certified true copy of the resolutions of the directors of DTV, PLI and of the sole shareholder of PLI approving this Agreement and all of the transactions of DTV and PLI, as applicable, contemplated hereunder and the resolutions shall include specific reference to the payment of the Datawave Group Funds to JVCo and to the sale and transfer of the PLI Assets and PLI Goodwill from PLI to JVCo as provided for in this Agreement;

     (b) the Cardcaller Group and to JVCo, each an originally signed copy of the USA, against delivery to the Datawave Group of an originally signed copy by JVCo;

     (c) JVCo, the Datawave Group Funds, with evidence of same to the Cardcaller Group;

     (d) JVCo, the Employment Agreement, with a copy of same to the Cardcaller Group, against delivery to the Datawave Group of an originally signed copy by JVCo;

     (e) the Cardcaller Group and to JVCo, each an originally signed copy of the DTV Non-Competition Agreement, against delivery to the Datawave Group of an originally signed copy by JVCo and by the Cardcaller Group;

     (f) JVCo, with evidence of same to the Cardcaller Group, such materials as may be necessary to confirm the transfer of the PLI Assets and PLI Goodwill to JVCo including, without limitation, any third party consents, against payment by JVCo to the Datawave Group of the DTV Asset Purchase Price;

     (g)  evidence that Regulatory Approval has been obtained; and

     (h) any other materials that are, in the opinion of the Cardcaller Group reasonably required to complete the transactions contemplated under this Agreement.

6.4 Each of the parties shall take all steps necessary to cause JVCo to complete its obligations under this Agreement, including, without limitation, JVCo's obligations under paragraphs 2.1, 2.3, 2.4, 2.6, 2.7, 5.1, 5.2, 6.2 and
6.3  of this Agreement on or before the Closing Date.

7.        ARBITRATION
          -----------

7.1 The parties hereto agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof. In this Part 7, the Cardcaller Group is one party and the Datawave Group is one party.

7.2 It shall be a condition precedent to the right of any party hereto to submit any matter to arbitration pursuant to the provisions hereof that any party intending to refer any matter to arbitration shall have given prior written notice of its intention to do so to the other party together with written particulars of the matter in dispute. On the expiration of 10 days from the date such notice is deemed delivered, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph 7.3 hereof.

7.3 The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after such notice is deemed delivered, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 15 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party shall fail to appoint an arbitrator within 15 days after notice of the appointment of the first arbitrator is deemed delivered, the first arbitrator shall be the only arbitrator. If the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Arbitration Act (Ontario). Except as specifically otherwise provided in this paragraph, the arbitration herein provided for shall be conducted in accordance with such Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Toronto, Ontario for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this paragraph. After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

7.4 The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

8.        GENERAL
--        -------

8.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph
8.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

8.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

8.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein. On the Closing Date, the Letter of Intent will be deemed to have been terminated and it will be of no further force and effect.

8.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

8.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

8.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

8.7 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

8.8 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

8.9 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand or by telecopier to the parties at their following respective addresses:

          To either member of the Datawave Group:

          Datawave Systems Inc.
          101 West 5th Avenue
          Vancouver, BC V5Y 1H9
          Attention:  Peter Hough

          Telecopier:  (604) 874-1503

          To either member of the Cardcaller Group:

          Cardcaller Canada Inc.
          Suite 302, 5075 Yonge Street
          Toronto, Ont. M2N 6C6
          Attention:  Charles Zwebner

          Telecopier:  (416) 398-4936

or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received, if delivered by hand, on the date of delivery, or if delivered by telecopier, on the date that it is sent.

8.10 This Agreement may not be assigned by any party hereto without the prior written consent of all of the parties hereto.

8.11 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of Ontario.

8.12 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date first above written.

THE CORPORATE SEAL of DATAWAVE SYSTEMS INC.     )
was hereunto affixed in the presence of:        )
                                                )
  /s/   Peter Hough                             )
----------------------------------------------  )    c/s
                                                )
  /s/   Clive Barwin                            )
----------------------------------------------

THE CORPORATE SEAL of PHONE LINE                )
INTERNATIONAL (PLI) INC.                        )
was hereunto affixed in the presence of:        )
                                                )    c/s
 /s/ Peter Hough                                )
----------------------------------------------  )
                                                )
 /s/ Clive Barwin
----------------------------------------------

THE CORPORATE SEAL of DCI TELECOMMUNICATIONS,   )
INC. was hereunto affixed in the presence of:   )
                                                )
 /s/                                            )
----------------------------------------------  )    c/s
                                                )
 President & CEO                                )
----------------------------------------------

THE CORPORATE SEAL of CARDCALLER CANADA INC.    )
was hereunto affixed in the presence of:        )
                                                )
                                                )
----------------------------------------------  )    c/s
                                                )
 /s/                                            )
----------------------------------------------